COUNTRY INVESTORS LIFE ASSURANCE COMPANY

COUNTRY Investors Variable Annuity Account

Supplement Dated May 1, 2025

to the Prospectus For

Individual Flexible Premium Deferred Variable Annuity Contract

(Dated May 1, 2012)

This Supplement updates certain information contained in your Prospectus, as previously supplemented, regarding investment options available under your contract. It is for informational purposes only and requires no action on your part. Please read this Supplement carefully and retain it with your Prospectus for future reference.

Effective May 1, 2025, DWS International Growth VIP will be renamed DWS International Opportunities VIP.

Current Name	New Name
DWS International Growth VIP	DWS International Opportunities VIP

All other provisions in your Prospectus, as supplemented, remain unchanged.

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If you have any questions, please do not hesitate to contact our Variable Product Service Center toll-free at 1-888-349-4658 or your representative.